UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2022 (December 16, 2022)

B. RILEY PRINCIPAL 250 MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40389	85-1635003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	BRIVU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BRIV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BRIVW	The Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 16, 2022, B. Riley Principal 250 Merger Corp. (the “Company”) held its annual meeting for 2022 (the “Annual Meeting”). At the Annual Meeting, a total of 20,265,756 (91.442%) of the Company’s issued and outstanding shares of common stock held of record as of November 10, 2022 were present virtually or by proxy. The Company’s stockholders voted on the following proposals at the Annual Meeting, each of which was described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 16, 2022.

1.	The Director Election Proposal

To elect Samuel McBride and Timothy Presutti to serve as Class I directors until the second annual meeting following the Annual Meeting or until their respective successors are duly elected and qualified. Each of Samuel McBride and Timothy Presutti was elected to serve as a Class I director until the second annual meeting following the Annual Meeting or until his successor is duly elected and qualified. Set forth below are the results of the stockholder vote for each director nominee:

Director	Votes For	Votes Withheld	Broker Non- Votes
Samuel McBride	14,221,039	2,397,908	3,646,809
Timothy Presutti	13,371,991	3,246,956	3,646,809

2.	The Auditor Ratification Proposal

To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified. Set forth below are the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
20,247,369	11,155	7,232

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL 250 MERGER CORP.

By:	/s/ Daniel Shribman
	Name:	Daniel Shribman
	Title:	Chief Executive Officer and Chief Financial Officer

Dated: December 21, 2022

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